Exhibit 21
SUBSIDIARIES OF THE REGISTRANT

STATE OF
NAME OF	TYPE OF	INCORPORATION
SUBSIDIARY	ENTITY	OR FORMATION
U.S. PT — Delaware, Inc.	Corporation	Delaware
dba The Facilities Group
U.S. Therapy, Inc.	Corporation	Texas
dba First Choice Physical Therapy
National Rehab GP, Inc.	Corporation	Texas
National Rehab Delaware, Inc.	Corporation	Delaware
U.S. PT — Michigan, Inc.	Corporation	Delaware
HH Rehab Associates, Inc.	Corporation	Michigan
dba Genesee Valley Physical Therapy
dba Theramax Physical Therapy
Professional Rehab Services, Inc.	Corporation	Michigan
U.S. Physical Therapy, Ltd.	Limited Partnership	Texas
U.S. PT Management, Ltd.	Limited Partnership	Texas
National Rehab Management GP, Inc.	Corporation	Texas
Rehab Partners #1, Inc.	Corporation	Texas
Rehab Partners #2, Inc.	Corporation	Texas
Rehab Partners #3, Inc.	Corporation	Texas
Rehab Partners #4, Inc.	Corporation	Texas
Rehab Partners #5, Inc.	Corporation	Texas
Rehab Partners #6, Inc.	Corporation	Texas
U.S. PT Payroll, Inc. (formerly Rehab Partners #7, Inc.)	Corporation	Texas
Rehab Partners Acquisition #1, Inc.	Corporation	Texas
U.S. PT Therapy Services, Inc. (formerly U.S. Surgical Partners, Inc.)	Corporation	Delaware
dba Capstone Physical Therapy
dba Carolina Hand and Wellness Center
dba Hand Therapy Specialists of North Texas
dba Innovative Physical Therapy
dba Kennebec Physical Therapy
dba Kinetix Physical Therapy
dba Lake City Hand Therapy
dba Life Sport Physical Therapy
dba Metro Hand Rehabilitation
dba Missouri City Physical Therapy
dba Mountain View Physical Therapy of Medford
dba Mountain View Physical Therapy of Talent
dba Northern Illinois Therapy Services
dba Pinnacle Therapy Services
dba ProCare Sports Medicine
dba Propel Physical Therapy
dba Reaction Physical Therapy
dba Therapeutic Concepts
dba Therapyworks
dba Tulsa Hand Therapy
dba Waco Sports Medicine & Rehabilitation
U.S. PT Contract Management, Inc.	Corporation	Texas

STATE OF
NAME OF	TYPE OF	INCORPORATION
SUBSIDIARY	ENTITY	OR FORMATION
U.S. PT Turnkey Services, Inc. (formerly Surgical Management GP, Inc. dba The Hand & Upper Extremity Rehab Clinic	Corporation	Texas
Southeastern Hand Rehabilitation, Inc. dba Reist Hand Therapy dba Achieve Physical Therapy	Corporation	Florida
Action Therapy Centers, Limited Partnership	Limited Partnership	Texas
dba Action Physical Therapy
Star Therapy Centers, Limited Partnership	Limited Partnership	Texas
dba Star Therapy Services of Cinco Ranch
dba Star Therapy Services of Cy-Fair
dba Star Therapy Services of Copperfield
dba Star Therapy Services of Katy
dba Star Therapy Services of Magnolia
dba Star Therapy Services of Spring Cypress
Progressive Physical
Therapy Clinic, Ltd.	Limited Partnership	Texas
Virginia Parc Physical Therapy, Ltd.
dba McKinney Physical Therapy Associates	Limited Partnership	Texas
Dearborn Physical Therapy, Ltd. dba Advanced Physical Therapy	Limited Partnership	Texas
Saline Physical Therapy of Michigan, Ltd.
dba Physical Therapy in Motion	Limited Partnership	Texas
Roepke Physical Therapy, Limited Partnership
dba Elite Hand & Upper Extremity Clinic	Limited Partnership	Texas
Merrill Physical Therapy, Limited Partnership	Limited Partnership	Texas
Joan Ostermeier Physical Therapy, Limited Partnership
dba Sport & Spine Clinic of Wittenberg	Limited Partnership	Texas
Crossroads Physical Therapy, Limited Partnership dba Green Oaks Physical Therapy dba Green Oaks Physical Therapy — Fort Worth	Limited Partnership	Texas
Kelly Lynch Physical Therapy, Limited Partnership	Limited Partnership	Texas
U.S. PT Michigan #1, Limited Partnership	Limited Partnership	Texas
Spracklen Physical Therapy, Limited Partnership	Limited Partnership	Texas
Bosque River Physical Therapy and Rehabilitation, Limited Partnership	Limited Partnership	Texas
Frisco Physical Therapy, Limited Partnership	Limited Partnership	Texas
Sport & Spine Clinic of Fort Atkinson, Limited Partnership
dba Sport & Spine Clinic of Sauk City
dba Sport & Spine Clinic of Madison
dba Sport & Spine Clinic of Edgerton
dba Sport & Spine Clinic of Jefferson
	Limited Partnership	Texas
Sport & Spine Clinic of Auburndale, Limited Partnership	Limited Partnership	Texas
Kingwood Physical Therapy, Ltd. dba Spring-Klein Physical Therapy dba West Woodlands Physical Therapy	Limited Partnership	Texas
Enid Therapy Center, Limited Partnership	Limited Partnership	Texas

STATE OF
NAME OF	TYPE OF	INCORPORATION
SUBSIDIARY	ENTITY	OR FORMATION
Town and Country Physical Therapy, Ltd.
dba Texas Physical Therapy Specialists	Limited Partnership	Texas
Active Physical Therapy, Limited Partnership	Limited Partnership	Texas
Cleveland Physical Therapy, Ltd.	Limited Partnership	Texas
Aquatic and Orthopedic Rehab Specialists, Limited Partnership	Limited Partnership	Texas
dba Horizon Physical Therapy
Vileno Therapy of Treasure Coast, Limited Partnership	Limited Partnership	Texas
dba Treasure Coast Hand & Physical Therapy
Comprehensive Hand & Physical Therapy, Limited Partnership	Limited Partnership	Texas
Safety Harbor Physical Therapy, Limited Partnership	Limited Partnership	Texas
dba Apex Physical Therapy
Hands Plus Therapy Center, Limited Partnership	Limited Partnership	Texas
South Tulsa Physical Therapy, Limited Partnership	Limited Partnership	Texas
dba Jenks Physical Therapy
Hands On Therapy, Limited Partnership	Limited Partnership	Texas
U.S. PT Michigan #2, Limited Partnership	Limited Partnership	Texas
Tupelo Hand Rehabilitation, Limited Partnership	Limited Partnership	Texas
The Hale Hand Center, Limited Partnership	Limited Partnership	Texas
Sooner Physical Therapy, Limited Partnership	Limited Partnership	Texas
Arrow Physical Therapy, Limited Partnership dba Broken Arrow Physical Therapy	Limited Partnership	Texas
Achieve Physical Therapy, Limited Partnership	Limited Partnership	Texas
Melbourne Physical Therapy Specialists, Limited Partnership	Limited Partnership	Texas
Maine Physical Therapy, Limited Partnership	Limited Partnership	Texas
Saginaw Valley Sport and Spine, Limited Partnership dba Sport & Spine Physical Therapy and Rehab	Limited Partnership	Texas
Brazos Valley Physical Therapy, Limited Partnership	Limited Partnership	Texas
Plymouth Physical Therapy Specialists, Limited Partnership	Limited Partnership	Texas
Brick Hand & Rehabilitative Services, Limited Partnership	Limited Partnership	Texas
Heartland Physical Therapy, Limited Partnership	Limited Partnership	Texas
Bay View Physical Therapy, Ltd.
dba Pine State Physical Therapy	Limited Partnership	Texas
dba Bay View Physical Therapy of Newport
Thomas Hand and Rehabilitation Specialists, Limited Partnership	Limited Partnership	Texas
dba Thomas Physical & Hand Therapy
Hand Health and Rehabilitation, Limited Partnership	Limited Partnership	Texas
Port City Physical Therapy, Limited Partnership	Limited Partnership	Texas

STATE OF
NAME OF	TYPE OF	INCORPORATION
SUBSIDIARY	ENTITY	OR FORMATION
Proactive Physical Therapy, Limited Partnership	Limited Partnership	Texas
Momentum Therapy, Limited Partnership	Limited Partnership	Texas
Beaufort Physical Therapy, Limited Partnership	Limited Partnership	Texas
English Creek Hand & Therapy Center, Limited Partnership	Limited Partnership	Texas
Brownwood Physical Therapy, Limited Partnership dba Pecan Valley Physical Therapy	Limited Partnership	Texas
Four Corners Physical Therapy, Limited Partnership	Limited Partnership	Texas
Wilmington Hand Therapy, Limited Partnership dba Hand Therapy of Wilmington	Limited Partnership	Texas
High Point Physical Therapy, Limited Partnership	Limited Partnership	Texas
Riverview Physical Therapy, Limited Partnership	Limited Partnership	Texas
Quantum Physical Therapy, Limited Partnership dba Mesquite Physical Therapy	Limited Partnership	Texas
Spine & Sport Physical Therapy, Limited Partnership	Limited Partnership	Texas
Norman Physical Therapy, Limited Partnership	Limited Partnership	Texas
Rice Rehabilitation Associates, Limited Partnership	Limited Partnership	Texas
Physical Therapy and Spine Institute, Limited Partnership	Limited Partnership	Texas
Forest City Physical Therapy, Limited Partnership	Limited Partnership	Texas
Leader Physical Therapy, Limited Partnership dba Memphis Physical Therapy	Limited Partnership	Texas
Coastal Physical Therapy, Limited Partnership	Limited Partnership	Texas
Eastgate Physical Therapy, Limited Partnership dba Summit Physical Therapy	Limited Partnership	Texas
Lucasville Therapy Services, Limited Partnership dba Physical Therapy of Wheelersburg	Limited Partnership	Texas
Ankeny Physical & Sports Therapy, Limited Partnership	Limited Partnership	Texas
Regional Physical Therapy Center, Limited Partnership	Limited Partnership	Texas
Precision Physical Therapy, Limited Partnership	Limited Partnership	Texas
Adams County Physical Therapy, Limited Partnership	Limited Partnership	Texas
Coppell Spine & Sports Rehab, Limited Partnership	Limited Partnership	Texas
dba North Davis/Keller Physical Therapy
dba Physical Therapy of Colleyville
dba Physical Therapy of Corinth
dba Physical Therapy of Flower Mound
dba Physical Therapy of North Texas
dba Southlake Physical Therapy
dba Physical Therapy of Flower Mound South
dba Physical Therapy of Trophy Club
Julie Emond Physical Therapy, Limited Partnership dba Maple Valley Physical Therapy	Limited Partnership	Texas
City of Lakes Physical Therapy, Limited Partnership	Limited Partnership	Texas
Radtke Physical Therapy, Limited Partnership	Limited Partnership	Texas
Hoeppner Physical Therapy, Limited Partnership	Limited Partnership	Texas
Des Moines Physical Therapy, Limited Partnership	Limited Partnership	Texas
Shrewsbury Physical Therapy, Limited Partnership	Limited Partnership	Texas
Heritage Physical Therapy, Limited Partnership	Limited Partnership	Texas
Mansfield Physical Therapy, Limited Partnership	Limited Partnership	Texas
Texstar Physical Therapy, Limited Partnership	Limited Partnership	Texas

STATE OF
NAME OF	TYPE OF	INCORPORATION
SUBSIDIARY	ENTITY	OR FORMATION
Peninsula Physical Therapy, Limited Partnership dba Portland Physical Therapy	Limited Partnership	Texas
Lake Side Physical Therapy, Limited Partnership dba Lakeside Physical Therapy	Limited Partnership	Texas
Flint Physical Therapy, Limited Partnership	Limited Partnership	Texas
Pelican State Physical Therapy, Limited Partnership dba Audubon Physical Therapy	Limited Partnership	Texas
Airpark Physical Therapy, Limited Partnership dba Philadelphia Physical Therapy	Limited Partnership	Texas
Capital Hand and Physical Therapy, Limited Partnership dba Town & Country Physical Therapy dba Texas Physical Therapy Specialists	Limited Partnership	Texas
Paramount Physical Therapy & Hand Institute, Limited Partnership	Limited Partnership	Texas
Edge Physical Therapy, Limited Partnership dba River’s Edge Physical Therapy	Limited Partnership	Texas
Laurel Physical Therapy, Limited Partnership dba South Mississippi Physical Therapy	Limited Partnership	Texas
Riverwest Physical Therapy, Limited Partnership	Limited Partnership	Texas
Northern Neck Physical Therapy, Limited Partnership	Limited Partnership	Texas
Intermountain Physical Therapy, Limited Partnership	Limited Partnership	Texas
White Mountain Physical Therapy, Limited Partnership	Limited Partnership	Texas
Portsmouth Premier Physical Therapy, Limited Partnership	Limited Partnership	Texas
Covington Rehabilitation and Hand Therapy, Limited Partnership dba South Mississippi Physical Therapy	Limited Partnership	Texas
Crawford Physical Therapy, Limited Partnership	Limited Partnership	Texas
Mobile Spine and Rehabilitation, Limited Partnership	Limited Partnership	Texas

STATE OF
NAME OF	TYPE OF	INCORPORATION
SUBSIDIARY	ENTITY	OR FORMATION
University Physical Therapy, Limited Partnership	Limited Partnership	Texas
Oregon Spine & Physical Therapy, Limited Partnership	Limited Partnership	Texas
Audubon Physical Therapy, Limited Partnership	Limited Partnership	Texas
Bow Physical Therapy & Spine Center, Limited Partnership	Limited Partnership	Texas
Caldwell Management, Limited Partnership	Limited Partnership	Texas
North Shore Sports & Physical Therapy, Limited Partnership	Limited Partnership	Texas
Physical Therapy Connection of McLean, Limited Partnership dba Physical Therapy Connection of Fairfax dba Physical Therapy Connection of Reston	Limited Partnership	Texas
Royal Physical Therapy, Limited Partnership	Limited Partnership	Texas
Sport & Spine Clinic, L.P. dba Sport & Spine Clinic of Edgar dba Sport & Spine Clinic of Rib Mountain	Limited Partnership	Texas
Riverview Physical Therapy, Limited Partnership	Limited Partnership	Texas
Sport & Spine Clinic L.P.	Limited Partnership	Texas
Flannery Physical Therapy, Limited Partnership, dba Physical Therapy Plus	Limited Partnership	Texas
Mountain View Physical Therapy, Limited Partnership	Limited Partnership	Texas
Ashland Physical Therapy, Limited Partnership	Limited Partnership	Texas
Lake Houston Physical Therapy, Limited Partnership	Limited Partnership	Texas
R. Clair Physical Therapy, Limited Partnership, dba Clair Physical Therapy Limited Partnership	Limited Partnership	Texas
Green Oaks Physical Therapy, Limited Partnership dba Green Oaks Physical Therapy dba Green Oaks PT — Cedar Hill dba Green Oaks PT — Grand Prairie	Limited Partnership	Texas
Spectrum Physical Therapy, Limited Partnership	Limited Partnership	Texas
Precise Touch Physical Therapy, Limited Partnership dba Mountain View Physical Therapy of Grants Pass	Limited Partnership	Texas
Lucasville Physical Therapy, Limited Partnership dba Direct Care Physical Therapy dba Physical Therapy of Wheelersburg	Limited Partnership	Texas
Custom Physical Therapy, Limited Partnership	Limited Partnership	Texas
Workwise Therapy Services, Limited Partnership	Limited Partnership	Texas
High Plains Physical Therapy, Limited Partnership	Limited Partnership	Texas
Evergreen Physical Therapy, Limited Partnership	Limited Partnership	Texas
Wise Performance Physical Therapy, Limited Partnership	Limited Partnership	Texas
Moving Well Physical Therapy, Limited Partnership	Limited Partnership	Texas

STATE OF
NAME OF	TYPE OF	INCORPORATION
SUBSIDIARY	ENTITY	OR FORMATION
Cross Creek Physical Therapy, Limited Partnership	Limited Partnership	Texas
Georgia Orthopedic Physical Therapy, Limited Partnership	Limited Partnership	Texas
Sport & Spine Clinic of Nekoosa, Limited Partnership	Limited Partnership	Texas
Port Orange Physical Therapy, Limited Partnership	Limited Partnership	Texas
Hamilton Physical Therapy Services, Limited Partnership	Limited Partnership	Texas
Ventana Therapy Center, Limited Partnership	Limited Partnership	Texas
Mariposa Hand & Rehab Specialists, Limited Partnership dba Sports Driven Rehabilitation & Training	Limited Partnership	Texas
Active PT and Sports Rehabilitation, Limited Partnership	Limited Partnership	Texas
New Horizons PT, Limited Partnership	Limited Partnership	Texas
Decatur Hand Therapy Specialists, Limited Partnership	Limited Partnership	Texas
Fredericksburg Physical Therapy, Limited Partnership	Limited Partnership	Texas
Pioneer Physical Therapy, Limited Partnership	Limited Partnership	Texas
Restore Physical Therapy, Limited Partnership	Limited Partnership	Texas
Harbor Physical Therapy, Limited Partnership	Limited Partnership	Texas
Rebud Occupational & Physical Therapy, Limited Partnership	Limited Partnership	Texas
Sycamore Hand Center, Limited Partnership	Limited Partnership	Texas
Hands-On Sports Medicine, Limited Partnership dba Hands-On Physical Therapy and Sports Medicine	Limited Partnership	Texas
Dekalb Comprehensive Physical Therapy, Limited Partnership	Limited Partnership	Texas
Triumph Physical Therapy, Limited Partnership	Limited Partnership	Texas
Five Rivers Physical Therapy, Limited Partnership	Limited Partnership	Texas
Oak Openings Physical Therapy, Limited Partnership	Limited Partnership	Texas
Cutting Edge Physical Therapy, Limited Partnership	Limited Partnership	Texas
Excel Physical Therapy, Limited Partnership	Limited Partnership	Texas
Core Performance Physical Therapy, Limited Partnership	Limited Partnership	Texas
Quad City Physical Therapy, Limited Partnership	Limited Partnership	Texas
Cape Cod Hand Therapy, Limited Partnership	Limited Partnership	Texas
Excel PT Texas GP, LLC	Limited Liability Company	Texas
HPTS Management GP, LLC	Limited Liability Company	Texas
Thibodeau Physical Therapy, Limited Partnership	Limited Partnership	Texas
Northwoods Physical Therapy, Limited Partnership	Limited Partnership	Texas

STATE OF
NAME OF	TYPE OF	INCORPORATION
SUBSIDIARY	ENTITY	OR FORMATION
U.S. PT Managed Care, Inc. dba Virginia Sports Medicine & Physical Therapy	Corporation	Texas
PerformancePro Sports Medicine & Rehabilitation, Limited Partnership	Limited Partnership	Texas
Preferred Physical Therapy, Limited Partnership	Limited Partnership	Texas
Osteoarthritis Centers of America, Limited Partnership dba OsteoArthritis Centers of America	Limited Partnership	Texas
U.S. PT Solutions, Inc. dba Physical Therapy Solutions	Corporation	Texas
Dynamic Hand Therapy & Rehabilitation, Limited Partnership	Limited Partnership	Texas
STAR Physical Therapy, Limited Partnership	Limited Partnership	Texas
STAR PT Management GP, LLC	Limited Liability Company	Texas
Life Fitness Physical Therapy, LLC	Limited Liability Company	Texas
Ultimate Performance Physical Therapy, Limited Partnership	Limited Partnership	Texas
Cedar Creek Physical Therapy, Limited Partnership	Limited Partnership	Texas
Charleston Specialty Rehab Institute, Limited Partnership	Limited Partnership	Texas
New Heights Physical Therapy, Limited Partnership	Limited Partnership	Texas
Beacon Physical Therapy, Limited Partnership	Limited Partnership	Texas
RYKE Rehabilitation, Limited Partnership	Limited Partnership	Texas
RYKE Management GP, LLC	Limited Liability Company	Texas
Thunder Physical Therapy, Limited Partnership	Limited Partnership	Texas
LiveWell Physical Therapy, Limited Partnership	Limited Partnership	Texas
Max Motion Physical Therapy, Limited Partnership	Limited Partnership	Texas
DHT Hand Therapy, Limited Partnership dba Arizona Desert Hand Therapy	Limited Partnership	Texas
DHT Management GP, LLC	Limited Liability Company	Texas
Physical Therapy of Casper, Limited Partnership	Limited Partnership	Texas
Fit2WRK, Inc.	Corporation	Texas
Lone Star Procurement Group, Inc. dba Lone Star Healthcare Purchasing Network	Corporation	Texas
Gahanna Physical Therapy, Limited Partnership dba Cornerstone Physical Therapy	Limited Partnership	Texas
Northern Lights Physical Therapy, Limited Partnership	Limited Partnership	Texas
Georgia Pro Motion Physical Therapy, Limited Partnership	Limited Partnership	Texas
Physical Restoration & Sports Medicine, Limited Partnership	Limited Partnership	Texas
Phoenix Physical Therapy, Limited Partnership	Limited Partnership	Texas